UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 16, 2017

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall, Suite 1800 Midland, Texas (Address of principal executive offices)	79701 (Zip Code)

Registrant’s telephone number, including area code:   (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                      ❑

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2017 annual meeting of unitholders (the “Annual Meeting”) of Legacy Reserves LP (the “Partnership”) was held on Tuesday, May 16, 2017 with respect to all proposals submitted to unitholders for vote.  At the Annual Meeting, the following four items were submitted to unitholders for vote: (i) the election of nine nominees to serve on the board of directors of Legacy Reserves GP, LLC, the Partnership’s general partner (the “Board”), during 2017 and until our next annual meeting, (ii) an advisory (non-binding) vote on executive compensation, (iii) an advisory (non-binding) vote on the frequency of future unitholder advisory votes on executive compensation, and (iv) the ratification of the appointment of BDO USA, LLP as independent registered public accounting firm of the Partnership for the fiscal year ending December 31, 2017.  Out of a total of 72,624,954 units outstanding and entitled to vote, 60,320,239 units (83.06%) were present at the meeting in person or by proxy.

Election of Directors

There were nine nominees for election to serve as directors of our general partner and each of the members were reelected. The final results of the voting with respect to each nominee to the board were as follows:

Nominee	For	Withheld	Broker Non-Votes
Paul T. Horne	26,520,585	1,217,610	32,582,044
Kyle D. Vann	27,022,340	715,855	32,582,044
Cary D. Brown	26,436,599	1,301,596	32,582,044
Dale A. Brown	26,473,181	1,265,014	32,582,044
William R. Granberry	27,020,064	718,131	32,582,044
G. Larry Lawrence	27,021,058	717,137	32,582,044
Kyle A. McGraw	26,518,600	1,219,595	32,582,044
Dwight D. Scott	26,544,224	1,193,971	32,582,044
William D. Sullivan	27,040,092	698,103	32,582,044

Advisory (Non-binding) Resolution Approving Executive Compensation.

The final voting results with respect to the advisory (non-binding) resolution approving executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
23,665,981	2,130,785	1,941,429	32,582,044

Advisory (Non-binding) Vote on Frequency of Advisory Votes on Executive Compensation.

The final voting results with respect to the advisory (non-binding) vote on the frequency of future unitholder advisory votes on executive compensation were as follows:

For 3 Years	For 2 Years	For 1 Year	Abstain	Broker Non-Votes
11,295,717	417,560	14,171,838	1,853,080	32,582,044

The Board and the Compensation Committee of the Board value unitholder input and will carefully review and consider these results in setting the frequency of future advisory votes on executive compensation.

Ratification of the Appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2017

The final voting results with respect to the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 were as follows:

For	Against	Abstain
57,743,421	847,295	1,729,523

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

Dated: May 18, 2017	By:	/s/ Dan G. LeRoy
Dan G. LeRoy
Vice President, General Counsel and Secretary